UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 12, 2021
DiamondRock Hospitality Company
(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Bethesda Metro Center, Suite 1400
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code): (240) 744-1150
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DRH	New York Stock Exchange
8.250% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	DRH Pr A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2021, DiamondRock Hospitality Company (the “Company”), entered into an amendment (the “First Amendment”) to the severance agreement dated as of December 16, 2009 between the Company and William J. Tennis (the “Severance Agreement”). Pursuant to the First Amendment, a “retirement” will be deemed to have occurred under the Severance Agreement if Mr. Tennis voluntary resigns from the Company (other than for good reason) on or after December 31, 2021 and with appropriate notice.

Pursuant to the First Amendment, the Severance Agreement was amended to provide that if Mr. Tennis’s employment terminates because of his retirement, then certain of his equity awards shall either be subject to accelerated vesting or shall continue to vest on the terms as set forth in the equity compensation award agreement as if Mr. Tennis remained continuously employed by the Company through all vesting events. The First Amendment also provides that in the event that Mr. Tennis is terminated by the Company without cause or terminates his employment for good reason before the earlier of December 31, 2023 or his retirement, Mr. Tennis will receive an amount equal to two times (the “Multiplier”) the sum of Mr. Tennis’s (i) base salary and (ii) target annual bonus, provided, that if Mr. Tennis remains employed by the Company following December 31, 2022, the Multiplier will gradually be reduced to zero after the end of 2023.

The summary of the First Amendment set forth above is qualified in its entirety by reference to Exhibit 10.1, which is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Severance Agreement between DiamondRock Hospitality Company and William J. Tennis, dated March 12, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: March 15, 2021	By:	/s/ Briony R. Quinn
Briony R. Quinn
Senior Vice President and Treasurer